Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2, dated as of May 9, 2012 (this “Amendment”), to the Credit Agreement, dated as of September 30, 2010, as amended prior to the date hereof (as further amended, amended and restated, modified or supplemented from time to time, the “Credit Agreement”), among EVERTEC, LLC (formerly EVERTEC, Inc.) (the “Borrower”), CARIB HOLDINGS, LLC (formerly, Carib Holdings, Inc.) (“Holdings”), the lenders from time to time party thereto (the “Lenders”) and BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacity, the “Administrative Agent”), Swingline Lender and L/C Issuer. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein.

W I T N E S S E T H :

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower desires to establish Incremental Term Loan Commitments;

WHEREAS, Bank of America, N.A. and Morgan Stanley Senior Funding, Inc. are acting as the Joint Lead Arrangers, and Citi (which shall mean Citigroup Global Markets Inc., Citibank, N.A., Citicorp USA, Inc., Citicorp North America, Inc. and/or any of their affiliates as Citi shall determine to be appropriate), Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman Sachs Lending Partners LLC and UBS Securities LLC are acting as the Co-Arrangers, in connection with this Amendment and the Incremental Term Loans;

WHEREAS, each Person that executes and delivers an Incremental Assumption Agreement substantially in the form of Exhibit B (a “Incremental Assumption Agreement”) as an Incremental Term Lender will make Term B-1 Loans to the Borrower in the amount set forth on the signature page of such Person’s Incremental Assumption Agreement (or such lesser amount allocated to it by the Arrangers) on the effective date of this Amendment, the proceeds of which will be used by the Borrower, together with other funds, to make the 2012 Dividend;

WHEREAS, on the date hereof, the Borrower, the Administrative Agent, the Incremental Term Lenders and the Required Lenders (as defined in the Credit Agreement) desire to amend the Credit Agreement to, (i) provide the terms and conditions for the Incremental Term Loans thereunder, (ii) modify Section 6.06 of the Credit Agreement to permit the 2012 Dividend, and (iii) make certain other modifications as set forth herein;

WHEREAS, the Borrower has requested that the Incremental Term Lenders party hereto extend credit to the Borrower in the form of Incremental Term Loans in an aggregate principal amount of up to $170,000,000, which are to be made in the form of additional Term B-1 Loan Commitments and additional Term B-1 Loans, in accordance with Section 2.22 of the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Incremental Term Loans

Section 1.1. Each Incremental Term Lender hereby agrees that upon, and subject to, the occurrence of the Amendment No. 2 Effective Date, such Incremental Term Lender’s Term B-1 Loan Commitment shall be the amount set forth on the signature page to such Incremental Term Lender’s Incremental Assumption Agreement (or such lesser amount allocated to it by the Arrangers).

Section 1.2. Each Incremental Term Lender that is not, prior to the effectiveness of this Amendment, a Term B-1 Lender under the Credit Agreement hereby agrees that upon, and subject to, the occurrence of the Amendment No. 2 Effective Date and such Incremental Term Lender’s execution of the Incremental Assumption Agreement, such Incremental Term Lender shall be deemed to be, and shall become, a “Term B-1 Lender” and a “Lender” for all purposes of, and subject to all the obligations of a “Term B-1 Lender” and a “Lender” under, the Credit Agreement and the other Loan Documents.

Section 1.3. Pursuant to Section 2.22 of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Article III hereof, on and as of the Amendment No. 2 Effective Date, each Incremental Term Lender hereby agrees to make Incremental Term Loans to the Borrower on the Amendment No. 2 Effective Date in a principal amount equal to its respective Term B-1 Loan Commitment.

Section 1.4. The Incremental Term Loans made pursuant to this Amendment shall become part of the same class of Loans as the Term B-1 Loans and shall otherwise be subject to the provisions governing the Term B-1 Loans, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Lenders, of the Credit Agreement and the other Loan Documents and, from and after the Amendment No. 2 Effective Date each reference to a “Loan” or “Loans” in the Credit Agreement shall be deemed to include the Incremental Term Loans, each reference to a “Lender” or “Lenders” in the Credit Agreement shall be deemed to include the Incremental Term Lenders, and other related terms will have correlative meanings mutatis mutandis. The Incremental Term Loans being made pursuant to this Amendment and the Term B-1 Loans outstanding prior to the making of such Incremental Term Loans shall be treated as a single class, series and tranche for all purposes except as described in Section 1.5 hereto. For the avoidance of doubt, the Incremental Term Loans made pursuant to this Amendment shall not be subject to amortization and the Borrower shall repay such Incremental Term Loans in full on the Term B-1 Facility Maturity Date.

Section 1.5. The Incremental Term Loans will accrue interest from the Amendment No. 2 Effective Date and will have Interest Periods that commence on the Amendment No. 2 Effective Date and end on the same dates as the Term B-1 Loans outstanding prior to this Amendment, with the Interest Periods allocated ratably among Incremental Term Loans consistent with the allocation of such Term B-1 Loans among such Interest Periods. On and after the end of the last Interest Period in effect prior the Amendment No. 2 Effective Date for the outstanding Term B-1 Loans, the Incremental Term Loans incurred pursuant to this Amendment and the Incremental Assumption Agreement will accrue interest on the same basis as the outstanding Term B-1 Loans.

ARTICLE II

Amendments

Section 2.1. Amendments. Subject to the occurrence of the Amendment No. 2 Effective Date, the Required Lenders hereby agree as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

“2012 Dividend” means a dividend declared by the Borrower in an amount not to exceed $270,000,000.

“Amendment No. 2” shall mean Amendment No. 2 to this Agreement dated as of May 9, 2012.

“Amendment No. 2 Effective Date” shall mean May 9, 2012, the date of effectiveness of Amendment No. 2.

(b) Clause (h) of the definition of “Excess Cash Flow” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(h) permitted Restricted Payments made in cash by the Borrower during such Excess Cash Flow Period and permitted Restricted Payments made by any Subsidiary to any person other than the Borrower or any of the Subsidiaries during such Excess Cash Flow Period, in each case in accordance with Section 6.06 (other than Section 6.06(e), except to the extent such Restricted Payments were financed with internally generated cash flow of the Borrower or any Subsidiary, and Section 6.06(p));”.

(c) Section 2.12(a) of the Credit Agreement is hereby amended by replacing the proviso to the second sentence thereof with the following: “provided that in the event that, on or prior to the date which is six months after the Amendment No. 2 Effective Date, the Borrower makes any prepayment of Term B-1 Loans in connection with any Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of the Term B-1 Lenders, a prepayment premium of 1% of the amount of the Term B-1 Loans being prepaid.”

(d) Section 6.06 of the Credit Agreement is hereby amended by (i) removing the “and” at the end of clause (n), (ii) replacing the “.” at the end of clause (o) with “; and”, and (iii) adding the following clause (p) at the end thereof:

“(p) the 2012 Dividend.”

(e) Section 6.10(a) of the Credit Agreement is hereby amended to replace the table therein in its entirety with the following:

Period	Maximum Senior Secured Leverage Ratio
January 1, 2012 – December 31, 2012	3.85:1.00
January 1, 2013 – December 31, 2013	3.75:1.00
January 1, 2014 – December 31, 2014	3.65:1.00
January 1, 2015 – Term B-1 Facility Maturity Date	3.45:1.00

(f) All references to “Carib Holdings, Inc.” and “EVERTEC, Inc.” in the Loan Documents shall be deemed to be replaced with “Carib Holdings, LLC,” and “EVERTEC, LLC”, respectively.

(g) All references to “Banc of America Securities, LLC” in the Loan Documents shall be deemed to be replaced with “Bank of America, N.A.”

ARTICLE III

Conditions to Effectiveness

The effectiveness of this Amendment and the obligation of the Incremental Term Lenders to make Incremental Term Loans pursuant to this Amendment are subject to the satisfaction of the following conditions (the date of such satisfaction, the “Amendment No. 2 Effective Date”):

(a) The Administrative Agent (or its counsel) shall have received from (i) the Loan Parties a counterpart of this Amendment signed on behalf of such party and (ii) from the Required Lenders the executed consent in the form of Exhibit A hereto.

(b) The Incremental Assumption Agreement shall have been executed and delivered by the Borrower, the Loan Parties, each Incremental Term Lender and the Administrative Agent providing for the Incremental Term Loans in the aggregate principal amount equal to $170,000,000.

(c) The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Lenders and each L/C Issuer on the Amendment No. 2 Effective Date, a written opinion of (i) Akin Gump Strauss Hauer & Feld, LLP, counsel for the Loan Parties, and (ii) Goldman Antonetti & Córdova, P.S.C., Puerto Rico counsel for the Loan Parties organized in Puerto Rico, in each case (A) dated as of the Amendment No. 2 Effective Date, (B) addressed to each L/C Issuer on the Amendment No. 2 Effective Date, the Administrative Agent, the Collateral Agent and the Lenders and (C) in form and substance reasonably satisfactory to the Administrative Agent.

(d) The Administrative Agent shall have received in the case of each Loan Party each of the items referred to in clauses (i), (ii) and (iii) below:

(i) a copy of the certificate or articles of incorporation, certificate of limited partnership, certificate of formation or other equivalent organizational documents, including all amendments thereto, of each Loan Party, (A) in the case of a corporation, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, and a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of each such Loan Party as of a recent date from such Secretary of State (or other similar official); provided that such certificates of good standing for EVERTEC, LLC and Carib Holdings, LLC will be provided to the Administrative Agent as soon as reasonable practicable after the Amendment No. 2 Effective Date or (B) in the case of a partnership or limited liability company, certified by the Secretary or Assistant Secretary of each such Loan Party, or in the alternative (other than in the case of the Borrower), a certificate stating that such certificate or articles of incorporation or organization have not been amended since the Amendment No. 1 Effective Date;

(ii) a certificate of the Secretary or Assistant Secretary or similar officer of each Loan Party dated the Amendment No. 2 Effective Date and certifying

(A) that attached thereto is a true and complete copy of the bylaws (or partnership agreement, limited liability company agreement or other equivalent governing documents) of such Loan Party as in effect on the Amendment No. 2 Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below or in the alternative (other than in the case of the Borrower), certifying that such bylaws (or partnership agreement, limited liability company agreement or other equivalent governing documents) have not been amended since the Amendment No. 1 Effective Date,

(B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Loan Party (or its managing general partner, managing member or equivalent) authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Amendment No. 2 Effective Date,

(C) that the certificate or articles of incorporation, certificate of limited partnership, articles of incorporation, certificate of formation or other equivalent organizational documents of such Loan Party has not been amended since the date of the last amendment thereto disclosed pursuant to clause (i) above,

(D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party and

(E) other than as previously disclosed to the Administrative Agent, as to the absence of any pending proceeding for the dissolution or liquidation of such Loan Party; and

(iii) a certificate of a director or an officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer executing the certificate pursuant to clause (ii) above.

(e) The Borrower shall have paid a consent fee (the “Consent Fee”) to the Administrative Agent, for the ratable account of the Applicable Lenders (as defined below), equal to (i) 0.25% of the aggregate outstanding principal amount of Term Loans of the Applicable Lenders (excluding any Incremental Term Loans made pursuant to this Amendment), plus (ii) 0.25% of the aggregate amount of Revolving Facility Commitments of the Applicable Lenders. “Applicable Lender” shall mean each Lender (other than a Non-Debt Fund Affiliate identified as such by the Borrower) that has delivered an executed counterpart of this Amendment prior to 2:00 p.m., New York City time, on May 7, 2012 or such later date and time specified by the Borrower and notified in writing to the Lenders by the Administrative Agent.

(f) All fees and expenses due to the Administrative Agent, the Arrangers and the Lenders required to be paid on the Amendment No. 2 Effective Date shall have been paid. All reasonable fees and disbursements of counsel to the Administrative Agent in connection with this Amendment and the transactions contemplated hereby shall have been paid, to the extent invoiced.

(g) The Administrative Agent shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the USA PATRIOT Act that has been requested not less than two (2) Business Days prior to the Amendment No. 2 Effective Date.

(h) The Administrative Agent shall have received a Borrowing Request with respect to the Incremental Term Loans not later than 10:00 a.m. on the Business Day prior to the date of the proposed Borrowing.

(i) The Administrative Agent shall have received a solvency certificate executed by the Chief Financial Officer of the Borrower in substantially the form of the solvency certificate previously delivered by the Borrower on the Closing Date.

(j) The representations and warranties set forth in the Loan Documents shall be true and correct in all material respects as of the date hereof, as applicable, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(k) At the time of and immediately after giving effect to this Amendment, no Event of Default or Default shall have occurred and be continuing.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 2 Effective Date. Notwithstanding the foregoing, the amendments effected hereby shall not become effective, and the obligations of the Incremental Term Lenders hereunder to make Incremental Term Loans will automatically terminate, if each of the conditions set forth or referred to in this Article III has not been satisfied at or prior to 4:00 p.m., New York City time, on June 15, 2012.

ARTICLE IV

Representation and Warranties.

After giving effect to the amendments contained herein, on the Amendment No. 2 Effective Date the Borrower hereby confirms that: (a) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower enforceable against it in accordance with its terms; (b) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment No. 2 Effective Date with the same effect as though made on and as of the Amendment No. 2 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); and (c) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

ARTICLE V

Miscellaneous

Section 5.1. Certain Collateral Matters. The Borrower shall or shall cause the applicable Loan Party to take such actions set forth on Schedule 5.1 hereto within the timeframes set forth for the taking of such actions on Schedule 5.1 (or within such longer timeframes as the Administrative Agent shall permit in its reasonable discretion) (it being understood and agreed that all representations, warranties and covenants of the Loan Documents with respect to the taking of such actions are qualified by the non-completion of such actions until such time as they are completed or required to be completed in accordance with this Section 5.1).

Section 5.2. Continuing Effect; No Other Amendments or Waivers. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Loan Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of Holdings, the Borrower or any Subsidiary of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

Section 5.3. Waiver. The Required Lenders and Administrative Agent agree that the Borrower may deliver a Borrowing Request pursuant to Section 4.01 of the Credit Agreement not later than 10:00 a.m. on the Business Day prior to the date of the proposed Borrowing (in lieu of three Business Days).

Section 5.4. Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

Section 5.5. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 5.6. Reaffirmation. Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under the Guarantee Agreements, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Security Documents.

[Signatures to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

EVERTEC, LLC

By:	/s/ Peter L. Harrington
	Name:	Peter L. Harrington
	Title:	President and Chief Executive Officer

CARIB HOLDINGS, LLC

By:	/s/ Peter L. Harrington
	Name:	Peter L. Harrington
	Title:	President and Chief Executive Officer

EVERTEC FINANCE CORP.

By:	/s/ Peter L. Harrington
	Name:	Peter L. Harrington
	Title:	President and Chief Executive Officer

EVERTEC DOMINICANA, SAS

By:	/s/ Peter L. Harrington
	Name:	Peter L. Harrington
	Title:	President

SENSE SOFTWARE INTERNATIONAL CORP.

By:	/s/ Peter L. Harrington
	Name:	Peter L. Harrington
	Title:	President

ATH COSTA RICA, S.A.

By:	/s/ Peter L. Harrington
	Name:	Peter L. Harrington
	Title:	President

T.I.I. SMART SOLUTIONS INC.

By:	/s/ Peter L. Harrington
	Name:	Peter L. Harrington
	Title:	President

ATH PANAMÁ, S.A.

By:	/s/ Peter L. Harrington
	Name:	Peter L. Harrington
	Title:	President

EVERTEC MÉXICO SERVICIOS DE PROCESAMIENTO, S.A. DE C.V.

By:	/s/ Peter L. Harrington
	Name:	Peter L. Harrington
	Title:	President

TARJETAS INTELIGENTES INTERNACIONALES, S.A.

By:	/s/ Peter L. Harrington
	Name:	Peter L. Harrington
	Title:	President

TII SMART SOLUTIONS, SOCIEDAD ANÓNIMA

By:	/s/ Peter L. Harrington
	Name:	Peter L. Harrington
	Title:	Sole Representative

BANK OF AMERICA, N.A.,
as Administrative Agent, L/C Issuer and Swingline Lender

By:	/s/ Matthew Curtin
	Name:	Matthew Curtin
	Title:	Director

Schedule 5.1

Certain Collateral Matters

1.	Within 30 days of the Amendment No. 2 Effective Date (or such later time agreed to by the Administrative Agent), the Loan Parties shall provide to the Administrative Agent, lien searches from the Puerto Rico filing office with respect to each Loan Party organized under the laws of Puerto Rico.

2.	Within 90 days of the Amendment No. 2 Effective Date (or such later time agreed to by the Administrative Agent), the Loan Parties shall provide to the Administrative Agent, an amendment to the Movable Collateral Agreement with Possession on Shares with respect to the shares in TII Smart Solutions, Sociedad Anónima (Guatemala) and an updated inscription on the share registry, accompanied with an opinion of local counsel, in each case, in form and substance reasonably satisfactory to the Administrative Agent.

3.	Within 30 days of the Amendment No. 2 Effective Date (or such later time agreed to by the Administrative Agent), the Loan Parties shall provide to the Administrative Agent, a certificate of variation or change to the registration made in the Register of Registered Charges of T.I.I. Smart Solutions Inc., stamped by the Registrar of Corporate Affairs of the British Virgin Islands by way of approval accompanied with an opinion of local counsel, in each case, in form and substance reasonably satisfactory to the Administrative Agent.

4.	Within 30 days of the Amendment No. 2 Effective Date (or such later time agreed to by the Administrative Agent), the Loan Parties shall provide to the Administrative Agent, an updated lien search (folio mercantil) in Mexico with respect to Evertec Mexico Servicios de Procesamiento, S.A. de C.V.

5.	Within 90 days of the Amendment No. 2 Effective Date (or such later time agreed to by the Administrative Agent), the Loan Parties shall provide to the Administrative Agent, (a) evidence of the execution of an amendment agreement to the Mexican trademark floating lien pledge agreement dated October 27, 2010 and of its submission for filing before the Mexican Institute of Intellectual Property (Instituto Mexicano de la Propiedad Intelectual), (b) evidence of the execution of an amendment agreement to the Mexican share pledge agreement dated September 30, 2010 and a copy of the entry of the stock registry book of Evertec Mexico Servicios de Procesamiento, S.A. de C.V. evidencing the execution of such amendment agreement, (c) evidence of the execution of an amendment agreement to the Mexican floating lien pledge agreement dated September 30, 2010 and of its submission for filing before (i) the Public Registry of Commence of Mexico City (Registro Público de Comercio del Distrito Federal), and (ii) the Sole Registry of Liens Over Movable Assets (Registro Único de Garantías) and (d) shall provide to the Administrative Agent an opinion of local counsel, in each case, in form and substance reasonably satisfactory to the Administrative Agent.

6.	Within 45 days of the Amendment No. 2 Effective Date (or such later time agreed to by the Administrative Agent), the Loan Parties, (a) shall submit for filing an amendment to the trademark security documents with respect to the trademarks registered in the Dominican Republic with the National Office of Intellectual Property, (b) shall provide to the Administrative Agent an amended and restated Dominican share pledge by EVERTEC, LLC (formerly EVERTEC, Inc.) with respect to the shares of EVERTEC Dominicana, SAS, (c) shall provide to the Administrative Agent a Dominican share pledge by ATH Panama, S.A. with respect to the shares of EVERTEC Dominicana, SAS, (d) shall provide to the Administrative Agent an updated inscription on the stock certificates and the stock book of EVERTEC Dominicana, SAS, and (e) shall provide to the Administrative Agent an opinion of local counsel, in each case, in form and substance reasonably satisfactory to the Administrative Agent.

7.	Within 90 days of the Amendment No. 2 Effective Date (or such later time agreed to by the Administrative Agent), the Loan Parties shall provide to the Administrative Agent, an amendment to the guaranty trust agreement governed under Costa Rica law over distinctive signs of intellectual property transferred by EVERTEC, LLC in favor of such guaranty trust, accompanied with an opinion of local counsel, in each case, in form and substance reasonably satisfactory to the Administrative Agent.

8.	Within 45 days of the Amendment No. 2 Effective Date, the Loan Parties shall update the annotation in the stock registry with respect to the pledge over shares in ATH Panama, S.A. in connection with the Amendment.

9.	The Borrower shall provide periodic updates on the progress of the above requirements and the related recordations at the request of the Administrative Agent.

EXHIBIT A

CONSENT TO AMENDMENT NO. 2

CONSENT (this “Consent”) to Amendment No. 2 (“Amendment”) to that certain Credit Agreement, dated as of September 30, 2010, as amended by that certain Amendment No. 1, dated as of March 3, 2011 (the “Credit Agreement”), among CARIB HOLDINGS, LLC. (formerly Carib Holdings, Inc.) (“Holdings”), a Puerto Rico corporation, EVERTEC, LLC. (formerly EVERTEC, Inc.), a Puerto Rico corporation (“Borrower”), the Lenders from time to time party thereto and BANK OF AMERICA, N.A., as administrative agent and collateral agent for the Lenders, Swingline Lender and L/C Issuer. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

The undersigned Lender hereby irrevocably and unconditionally approves the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: May , 2012

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

EXHIBIT B

INCREMENTAL ASSUMPTION AGREEMENT

INCREMENTAL ASSUMPTION AGREEMENT, dated as of May 9, 2012 (this “Agreement”), by and among each person identified on the signature pages hereof as an Incremental Term Lender (each, an “Incremental Term Lender” and, collectively, the “Incremental Term Lenders”), EVERTEC, LLC. (formerly EVERTEC, INC.) (the “Borrower”), and Bank of America, N.A. (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of September 30, 2010, as amended by Amendment No. 1 dated as of March 3, 2011, as further amended by Amendment No. 2 dated as of the date hereof (“Amendment No. 2”) (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among the Borrower, Carib Holdings, LLC (formerly Carib Holdings, Inc.), a Puerto Rico corporation (“Holdings”), each lender from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish Incremental Term Loan Commitments (the “Incremental Term Loan Commitments”); and

WHEREAS, subject to the terms and conditions of the Credit Agreement, Incremental Term Lenders shall become Lenders pursuant to one or more Incremental Assumption Agreements;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each Incremental Term Lender hereby agrees to provide the Incremental Term Loan Commitments set forth on its signature page hereto pursuant to and in accordance with this Agreement and Amendment No. 2. The Incremental Term Loan Commitments provided pursuant to this Agreement shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Security Documents.

Each Incremental Term Lender, the Borrower and the Administrative Agent acknowledge and agree that the Incremental Term Loan Commitments provided pursuant to this Agreement shall constitute Incremental Term Loan Commitments for all purposes of the Credit Agreement and the other applicable Loan Documents. Each Incremental Term Lender hereby agrees to make an Incremental Term Loan to the Borrower in an amount equal to its Incremental Term Loan Commitment on the Amendment No. 2 Effective Date in accordance with and subject to the terms and conditions set forth in Amendment No. 2.

Each Incremental Term Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the most recent financial statements delivered pursuant to Section 5.04 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance on the Administrative Agent, the Arrangers or any other Incremental Term Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Upon (i) the execution of a counterpart of this Agreement by each Incremental Term Lender, the Administrative Agent and the Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each Incremental Term Lender shall become a Lender under the Credit Agreement (to the extent not already a Lender) and shall have the respective Incremental Term Loan Commitment set forth on its signature page hereto, subject to the occurrence of, effective as of, the Amendment No. 2 Effective Date.

For each Incremental Term Lender that is not already a Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Incremental Term Lender may be required to deliver to the Administrative Agent pursuant to Section 9.04 of the Credit Agreement.

This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Incremental Assumption Agreement as of May     , 2012.

[NAME OF INCREMENTAL TERM LENDER]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Incremental Term Loan Commitment:

$

EVERTEC, LLC.

By:
Name:
Title:

[Signature Page to Amendment No. 2 to EVERTEC Credit Agreement]

Accepted:

BANK OF AMERICA, N.A. as Administrative Agent

By:
Name:
Title:

[Signature Page to Amendment No. 2 to EVERTEC Credit Agreement]